UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2017

Performance Food Group Company

(Exact name of registrant as specified in its charter)

Delaware	001-37578	43-1983182
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12500 West Creek Parkway Richmond, Virginia	23238
(Address of registrant’s principal executive office)	(Zip code)

(804) 484-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On August 3, 2017, PFGC, Inc. and Performance Food Group, Inc., each a wholly-owned subsidiary of Performance Food Group Company (the “Company”), entered into the First Amendment to Second Amended and Restated Credit Agreement (the “Amendment”) with Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent, and the other lenders party thereto, which amends the Second Amended and Restated Credit Agreement (the “ABL Facility”), dated February 1, 2016, with Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent, and the other lenders from time to time party thereto. The Amendment amended the ABL Facility by, among other things, (i) increasing the aggregate principal amount under the ABL Facility from $1.6 billion to $1.95 billion by increasing Tranche A Commitments by $325,000,000 and the Tranche A-1 Commitments by $25,000,000 and (ii) maintaining the level of additional commitments permitted, excluding the additional commitments effected pursuant to the Amendment, at $800,000,000 under uncommitted incremental facilities.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

10.1	First Amendment to Second Amended and Restated Credit Agreement, dated August 3, 2017, among Performance Food Group, Inc., the other borrowers thereto, and Wells Fargo, National Association.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: August 4, 2017	By:	/s/ A. Brent King
	Name:	A. Brent King
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description

10.1	First Amendment to Second Amended and Restated Credit Agreement, dated August 3, 2017, among Performance Food Group, Inc., the other borrowers thereto, and Wells Fargo, National Association.